GOODWILL AND INTANGIBLE ASSETS, NET (Schedule of Estimated Annual Amortization Expenses) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)	Dec. 31, 2013 CNY (¥)
GOODWILL AND INTANGIBLE ASSETS, NET [Abstract]
2016	$ 2,012	¥ 13,036
2017	1,756	11,376
2018	1,354	8,768
2019	763	4,941
2020	353	2,286
Total	$ 6,708	¥ 43,453	¥ 61,243	¥ 116,843